EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER OF

GLOBAL ACQUISITIONS CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Global Acquisitions Corporation for the quarter ended March 31, 2024:

(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Global Acquisitions Corporation

Dated: May 13, 2024

/s/  Ronald Boreta

Ronald Boreta

Chief Executive Officer

(Principal Executive Officer and

Principal Financial Officer)